                                                                  EXHIBIT (g)(2)

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Senior Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 1997, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and financial intermediaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 1997, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 24, 1997


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                        August 31, 1997

SCHEDULE OF INVESTMENTS                                                                                               (in Thousands)

                     Face                                              Loan         S&P      Moody's   Stated               Value
Industries          Amount     Borrower                                Type        Rating    Rating   Maturity    Cost     (Note 1a)
                               Senior Secured Floating Rate Loan Interests*
Advertising --      $   471    Katz Media Corporation                  Reducing
0.7%                                                                   Revolver     NR+       Ba3      9/30/03    $   472    $   471
                      2,143    Katz Media Corporation                  Term A       NR+       Ba3      9/30/03      2,140      2,146
                      6,633    Katz Media Corporation                  Term B       NR+       Ba3     12/31/04      6,618      6,658
                      7,500    Outdoor Systems, Inc.                   Term         NR+       NR+      6/30/04      7,485      7,537
                      5,000    Outdoor Systems, Inc.                   Canadian
                                                                       Term Loan    NR+       NR+      6/30/04      4,990      5,025
                                                                                                                  -------    -------
                               Total Advertising                                                                   21,705     21,837
                                                                                                                  =======    =======

Aerospace -- 0.3%     5,168    Whittaker Corporation                   Revolving
                                                                       Credit       NR+       NR+      4/09/01      5,168      5,175
                      3,825    Whittaker Corporation                   Term         NR+       NR+      4/09/01      3,773      3,829
                                                                                                                  -------    -------
                               Total Aerospace                                                                      8,941      9,004
                                                                                                                  =======    =======

Air Transport --      3,600    Continental Airlines, Inc.              Term A       BB-       NR+      7/31/02      3,595      3,586
0.3%                  6,400    Continental Airlines, Inc.              Term B       BB-       NR+      7/31/04      6,400      6,396
                                                                                                                  -------    -------
                               Total Air Transport                                                                  9,995      9,982
                                                                                                                  =======    =======

Aircraft &            5,060    Aerostructures Hamble Holdings PLC      Term B       NR+       NR+      9/30/03      5,037      5,089
Parts -- 2.2%         1,840    Aerostructures Hamble Holdings PLC      Term C       NR+       NR+      9/30/04      1,832      1,850
                      9,783    Alliant Techsystems, Inc.               Term         NR+       Ba2      3/15/01      9,775      9,783
                      4,950    Banner Industries, Inc.                 Term B       NR+       NR+      6/30/03      4,928      4,941
                      7,494    Evergreen International Aviation, Inc.  Term B       NR+       Ba3      5/31/03      7,458      7,461
                     24,583    Gulfstream Aerospace Corp.              Term         NR+       NR+      9/30/02     24,540     24,614
                      4,975    Mag Aerospace                           Term B       NR+       NR+     12/06/01      4,942      4,956
                      2,970    Technetics                              Term A       NR+       NR+      6/20/02      2,951      2,961
                      5,000    Tri Star Inc.                           Term         NR+       NR+      9/30/03      4,954      4,975
                                                                                                                  -------    -------
                            Total Aircraft & Parts                                                                 66,417     66,630
                                                                                                                  =======    =======

Amusement &           4,263    AMF Group, Inc.                         Revolving
Recreational                                                           Credit       NR+       Ba3      3/31/02      4,263      4,263
Services -- 5.2%      9,929    AMF Group, Inc.                         Axel A       NR+       Ba3      3/31/03     10,043     10,053
                     19,813    AMF Group, Inc.                         Axel B       NR+       Ba3      3/31/04     19,844     20,110
                      2,453    AMF Group, Inc.                         Term         NR+       Ba3      3/31/02      2,448      2,462
                     21,283    AMF Group, Inc.                         Term B       NR+       Ba3      3/31/03     21,238     21,549
                      3,039    AMF Group, Inc.                         Term C1      NR+       Ba3      3/31/02      3,058      3,050
                      2,862    AMF Group, Inc.                         Term C1      NR+       Ba3      3/31/03      2,905      2,898
                      2,106    AMF Group, Inc.                         Term C2      NR+       Ba3      3/31/04      2,137      2,137
                      4,125    Amfac Parks, Inc.                       Term B       NR+       NR+      9/30/02      4,092      4,112
                      5,000    Fitness Holdings                        Term         NR+       NR+     12/31/00      4,971      4,981
                      7,143    KSL Recreation Group, Inc.              Revolving
                                                                       Credit       NR+       B2       4/30/04      7,143      7,214
                      7,750    KSL Recreation Group, Inc.              Term A       NR+       B2       4/30/05      7,773      7,828
                      7,750    KSL Recreation Group, Inc.              Term B       NR+       B2       4/30/06      7,773      7,828
                      6,283    Kerastotes                              Revolving
                                                                       Credit       NR+       NR+     12/31/03      6,283      6,251
                      3,677    Kerastotes                              Term         NR+       NR+     12/31/04      3,647      3,666
                     14,888    Metro Goldwyn Mayer Co.                 Term B       NR+       Ba3      3/31/04     14,786     14,962
                        872    Six Flags Entertainment Corp.           Term         NR+       Ba3     10/28/01        872        873
                      5,496    Six Flags Entertainment Corp.           Term A       NR+       Ba3     10/28/01      5,510      5,510
                     17,473    Six Flags Entertainment Corp.           Term B       NR+       Ba3      6/23/03     17,404     17,604
                      7,500    Vail Corporation                        Term B       NR+       NR+      4/15/04      7,490      7,519
                                                                                                                  -------    -------
                               Total Amusement & Recreational Services                                            153,680    154,870
                                                                                                                  =======    =======



Merrill Lynch Senior Floating Rate Fund, Inc.                                                                        August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                                   (in Thousands)

                     Face                                              Loan         S&P      Moody's   Stated               Value
Industries          Amount     Borrower                                Type        Rating    Rating   Maturity    Cost     (Note 1a)

Apparel -- 1.2%       4,571    CS Brooks Canada                        Axel A       NR+       NR+      6/30/02      4,551      4,548
                     10,157    CS Brooks Canada                        Axel B       NR+       NR+      6/30/04     10,114     10,106
                      9,683    Humphreys Inc.                          Term B       NR+       NR+      1/15/03      9,683      9,683
                      5,000    Renfro Corp.                            Term B       NR+       NR+      1/15/03      4,977      4,994
                      6,237    William Carter Co. (The)                Term         BB-       Ba3     10/31/03      6,209      6,237
                                                                                                                  -------    -------
                               Total Apparel                                                                       35,534     35,568
                                                                                                                  =======    =======

Automotive            4,000    American Bumper                         Term B       NR+       NR+     10/31/02      3,990      4,015
Equipment --         23,731    Collins & Aikman Corp.                  Term B       B+        B1      12/31/02     23,635     23,790
1.7%                    385    Johnstown America Industrial Inc.       Revolving
                                                                       Credit       NR+       B1       3/31/02        385        375
                     19,001    Johnstown America Industrial Inc.       Term B       NR+       B1       3/31/03     18,925     18,639
                      5,000    Safelite Glass Corp.                    Term B       BB-       Ba3      9/08/04      4,982      5,028
                                                                                                                  -------    -------
                               Total Automotive Equipment                                                          51,917     51,847
                                                                                                                  =======    =======

Broadcast --          5,593    American Radio Systems Corp.            Revolving
Radio & TV --                                                          Credit       B+        Ba2     12/31/04      5,593      5,588
6.2%                  3,905    Benedek Broadcasting Corp.              Axel A       B+        Ba3      5/01/01      3,894      3,896
                      4,200    Benedek Broadcasting Corp.              Axel B       B+        Ba3     11/01/02      4,187      4,190
                        480    Chancellor Broadcasting, Inc.           Revolving
                                                                       Credit       NR+       Ba2      6/26/04        480        479
                     12,000    Chancellor Broadcasting, Inc.           Term         NR+       Ba2      6/26/04     11,956     11,985
                      4,613    Citicasters Inc. (Jacor)                Term B       BB-       Ba2      9/17/04      4,592      4,608
                      7,371    Evergreen Media Corp.                   Revolving
                                                                       Credit       NR+       NR+      6/30/05      7,371      7,325
                     53,571    Evergreen Media Corp.                   Term         NR+       NR+      6/30/05     53,391     53,471
                      8,261    Latin Communications                    Term         NR+       NR+      3/31/04      8,211      8,235
                     10,000    Sinclair Broadcasting Group Inc.        Term B       NR+       Ba2     12/31/04      9,985     10,000
                      9,193    Sullivan Broadcasting                   Term B       NR+       Ba3     12/31/03      9,164      9,175
                     46,682    Viacom, Inc.                            Term         NR+       Ba2      7/01/02     46,622     46,639
                     20,000    Western Wireless Corp.                  Term B       B+        B1       3/31/05     20,000     20,119
                                                                                                                  -------    -------
                               Total Broadcast -- Radio & TV                                                      185,446    185,710
                                                                                                                  =======    =======

Building & Con-       4,447    Fenway Holdings, Inc.                   Term B       NR+       NR+      9/15/02      4,421      4,395
struction -- 0.1%                                                                                                 -------    -------
                               Total Building & Construction                                                        4,421      4,395
                                                                                                                  =======    =======

Building              3,750    Amerimax                                Term C       NR+       NR+      6/30/04      3,745      3,750
Materials -- 3.0%     4,190    Behr Process                            Term B       NR+       NR+      3/31/04      4,184      4,190
                      2,793    Behr Process                            Term C       NR+       NR+      3/31/05      2,789      2,796
                      3,695    Dal Tile International Inc.             Revolving
                                                                       Credit       NR+       NR+     12/31/02      3,695      3,665
                      4,143    Dal Tile International Inc.             Term         NR+       NR+     12/31/02      4,138      4,121
                     27,000    Dal Tile International Inc.             Term B       NR+       NR+     12/31/03     26,868     26,916
                      2,521    Euramax Holdings                        Term B       NR+       NR+      6/30/04      2,518      2,521
                      5,000    Falcon Building Products, Inc.          Term         NR+       B1       6/30/05      4,980      5,006
                     29,875    National Gypsum Co.                     Term B       NR+       Ba3      9/20/03     29,824     29,987
                      8,248    Walter Industrials, Inc.                Term B       NR+       NR+      2/22/03      8,234      8,263
                                                                                                                  -------    -------
                               Total Building Materials                                                            90,975     91,215
                                                                                                                  =======    =======



Merrill Lynch Senior Floating Rate Fund, Inc.                                                                        August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                                   (in Thousands)

                     Face                                              Loan         S&P      Moody's   Stated               Value
Industries          Amount     Borrower                                Type        Rating    Rating   Maturity    Cost     (Note 1a)


Cable TV              6,000    Cablevision of Ohio                     Term         NR+       Ba2     12/31/05      5,987      5,992
Services -- 5.4%     24,375    Chelsea Communications                  Term B       NR+       NR+     12/31/04     24,278     24,322
                     17,081    Classic Cable Inc.                      Term B       NR+       B1       6/30/05     16,911     16,568
                     18,683    Coaxial Communications                  Term B       NR+       NR+     12/31/99     18,627     18,497
                      5,000    FrontierVision Operating Partners L.P.  Term B       NR+       Ba3      6/30/05      4,972      5,000
                     10,000    Intermedia Communications, Inc.         Term         NR+       Ba3      1/01/05      9,977     10,038
                      3,193    Marcus Cable Operating Co.              Revolving
                                                                       Credit       NR+       NR+      4/30/14      3,193      3,177
                     30,625    Marcus Cable Operating Co.              Term A       NR+       NR+     12/31/02     30,521     30,644
                     35,750    Marcus Cable Operating Co.              Term B       NR+       NR+      4/30/04     35,483     35,951
                     10,000    Triax Midwest                           Term B       NR+       NR+      6/30/05      9,942      9,997
                                                                                                                  -------    -------
                               Total Cable TV Services                                                            159,891    160,186
                                                                                                                  =======    =======

Casinos -- 0.2%       5,293    Alliance Gaming Corp.                   Term B       NR+       NR+      1/31/05      5,294      5,336
                      1,392    Alliance Gaming Corp.                   Term C       NR+       NR+      7/31/05      1,392      1,404
                                                                                                                  -------    -------
                               Total Casinos                                                                        6,686      6,740
                                                                                                                  =======    =======

Chemicals -- 5.3%     8,890    Aztar Corporation                       Revolving
                                                                       Credit       NR+       NR+     12/31/99      8,890      8,890
                      4,140    Aztar Corporation                       Term         NR+       NR+     12/31/99      4,142      4,137
                     11,396    Cedar Chemical                          Term B       NR+       NR+     10/31/03     11,321     11,368
                      4,988    Exide Corporation                       Term D       NR+       NR+      6/15/01      4,988      4,994
                      2,189    HSC Holdings                            Revolving
                                                                       Credit       NR+       NR+     12/31/99      2,189      2,184
                      3,350    HSC Holdings                            Term         NR+       NR+     12/31/99      3,335      3,342
                      2,886    Harris Specialty Chemicals              Revolving
                                                                       Credit       NR+       NR+     12/30/01      2,886      2,897
                        219    Harris Specialty Chemicals              Term A       NR+       NR+     12/30/00        219        220
                        226    Harris Specialty Chemicals              Term A       NR+       NR+     12/30/01        226        227
                        602    Harris Specialty Chemicals              Term B       NR+       NR+     12/30/99        601        605
                      2,447    Harris Specialty Chemicals              Term B       NR+       NR+     12/30/01      2,437      2,457
                     35,990    Huntsman Corp.                          Term A       NR+       NR+     12/31/02     35,962     35,934
                      5,000    Huntsman Corp.                          Term B       NR+       NR+      3/15/04      4,995      5,050
                     14,850    Huntsman Corp.                          Term B       NR+       NR+     12/31/05     14,800     14,850
                     15,000    Huntsman Corp.                          Term B       NR+       NR+      6/30/04     15,000     15,103
                      5,000    Huntsman Corp.                          Term C       NR+       NR+      3/15/05      4,995      5,050
                      8,000    Pioneer Americas Acquisition Corp.      Term         NR+       NR+      12/5/06      8,069      8,077
                     24,143    Sterling Chemicals, Inc.                Term B       NR+       Ba3      9/30/04     24,033     24,173
                      6,611    Texas Petrochemicals Corp.              Term B       NR+       Ba3      6/30/04      6,589      6,595
                      1,047    Thoro World Systems, Inc.               Term A       NR+       NR+     12/30/00      1,042      1,051
                      1,422    Thoro World Systems, Inc.               Term B       NR+       NR+     12/30/01      1,413      1,427
                                                                                                                  -------    -------
                               Total Chemicals                                                                    158,132    158,631
                                                                                                                  =======    =======

Computer-Related      7,000    Anacomp, Inc.                           Term         NR+       B2       3/31/01      6,969      7,057
Services &           11,000    DecisionOne Corp.                       Term B       NR+       B1       8/07/05     10,983     10,986
Products -- 1.4%      7,417    Fairchild Semiconductors Corp.          Term B       NR+       Ba3      3/11/03      7,399      7,473
                     12,438    Phase Metrics                           Term         NR+       NR+     11/12/01     12,383     12,189
                      5,000    Triad Systems Corp.                     Term         NR+       NR+      2/27/03      4,971      4,953
                                                                                                                  -------    -------
                               Total Computer-Related Services & Products                                          42,705     42,658
                                                                                                                  =======    =======



Merrill Lynch Senior Floating Rate Fund, Inc.                                                                        August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                                   (in Thousands)

                     Face                                              Loan         S&P      Moody's   Stated               Value
Industries          Amount     Borrower                                Type        Rating    Rating   Maturity    Cost     (Note 1a)

Consumer                615    E & S Holdings Corp.                    Revolving
Products --                                                            Credit       NR+       B1       9/30/03        615        615
1.8%                  2,059    E & S Holdings Corp.                    Term         NR+       B1       9/30/03      2,059      2,059
                      5,172    Hedstrom Corp.                          Term A       NR+       B1       6/30/03      5,147      5,153
                     15,000    Playtex Family Products Inc.            Term B       NR+       Ba2      9/15/03     14,926     15,112
                      7,228    RTI Funding Corp. (Ritvik Toys)         Term B       NR+       NR+      2/07/03      7,168      7,255
                      7,228    RTI Funding Corp. (Ritvik Toys)         Term C       NR+       NR+      2/07/04      7,165      7,255
                     15,000    Revlon Consumer Products Corp.          Term         NR+       NR+      5/30/02     14,988     15,007
                                                                                                                  -------    -------
                               Total Consumer Products                                                             52,068     52,456
                                                                                                                  =======    =======

Diversified           1,712    Ameriserve Food Corp.                   Term A       NR+       NR+      6/30/03      1,721      1,722
Manufacturing --      5,000    Sarah Michael                           Term B       NR+       NR+      6/30/04      5,000      5,000
0.5%                  7,490    Thermadyne Industries, Inc.             Revolving
                                                                       Credit       NR+       Ba3      6/30/01      7,490      7,490
                                                                                                                  -------    -------
                               Total Diversified Manufacturing                                                     14,211     14,212
                                                                                                                  =======    =======

Drilling -- 0.3%      4,676    IRI International                       Term A       NR+       NR+      3/31/02      4,660      4,702
                      4,846    Rigco North America                     Term         NR+       NR+      9/30/98      4,832      4,871
                                                                                                                  -------    -------
                               Total Drilling                                                                       9,492      9,573
                                                                                                                  =======    =======

Drug/Proprietary        204    Duane Reade Co.                         Term A       NR+       NR+      9/30/98        204        204
Stores -- 0.9%       10,000    Duane Reade Co.                         Term B       NR+       NR+      9/30/99      9,953      9,987
                      8,366    Smith's Food & Drug Centers, Inc.       Term A       NR+       NR+      3/31/05      8,356      8,369
                      9,574    Smith's Food & Drug Centers, Inc.       Term B       NR+       NR+      3/31/05      9,563      9,586
                                                                                                                  -------    -------
                               Total Drug/Proprietary Stores                                                       28,076     28,146
                                                                                                                  =======    =======

Electronics/          7,275    Amphenol Corp.                          Term B       NR+       Ba3      3/31/02      7,390      7,364
Electrical            6,911    Amphenol Corp.                          Term C       NR+       Ba3      3/31/03      7,021      7,000
Components --         2,986    Circo Craft Co. (Viasystems)            Term B       NR+       NR+      6/30/04      2,976      2,997
2.2%                  1,800    Circo Craft Co. (Viasystems)            Term C       NR+       NR+      6/30/05      1,794      1,807
                      5,550    Communications & Power Industries Inc.  Term B       NR+       NR+      8/11/02      5,507      5,564
                      4,089    Details, Inc.                           Term A       NR+       NR+      1/31/01      4,066      4,076
                      2,957    Dictaphone Corp.                        Revolving
                                                                       Credit       B-        B1       3/31/01      2,957      2,817
                      2,870    Dictaphone Corp.                        Term A       B-        B1       3/31/01      2,818      2,769
                     20,000    International Wire Group, Inc.          Term B       NR+       B1       9/30/03     19,981     20,040
                      1,364    L-3 Communications Corp.                Term A       NR+       Ba3      3/31/03      1,361      1,381
                      2,494    L-3 Communications Corp.                Term B       NR+       Ba3      3/31/05      2,490      2,526
                      1,645    L-3 Communications Corp.                Term C       NR+       Ba3      3/31/06      1,641      1,665
                      7,000    Telex Communications, Inc.              Term B       NR+       Ba3     11/30/04      6,983      7,048
                                                                                                                  -------    -------
                               Total Electronics/Electrical Components                                             66,985     67,054
                                                                                                                  =======    =======

Entertainment --      4,500    Moovies Inc.                            Term A       NR+       NR+      3/31/02      4,500      4,500
0.2%                                                                                                              -------    -------
                               Total Entertainment                                                                  4,500      4,500
                                                                                                                  =======    =======

Financial            14,842    Outsourcing Solutions Inc.              Term B       NR+       B1      10/15/03     14,774     14,888
Services -- 0.5%                                                                                                  -------    -------
                               Total Financial Services                                                            14,774     14,888
                                                                                                                  =======    =======



Merrill Lynch Senior Floating Rate Fund, Inc.                                                                        August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                                   (in Thousands)

                     Face                                           Loan         S&P  Moody's   Stated               Value
Industries          Amount            Borrower                      Type       Rating Rating   Maturity    Cost     (Note 1a)
Food & Kindred      7,369   American Italian Pasta Company          Term C     NR+    NR+      2/26/04    7,303       7,378
Products --         2,945   Del Monte Corp.                         Revolving
4.7%                                                                Credit     NR+    B2       3/31/03    2,945       2,945
                    3,273   Del Monte Corp.                         Term A     NR+    B2       3/31/03    3,273       3,285
                    5,100   Del Monte Corp.                         Term B     NR+    B2       3/31/05    5,095       5,145
                   17,418   Favorite Brands International           Term B     NR+    NR+      8/30/04   17,345      17,461
                      163   International Homefoods, Inc.           Revolving
                                                                    Credit     NR+    Ba3      3/31/03      163         163
                    3,983   International Homefoods, Inc.           Term A     NR+    Ba3      3/31/03    4,003       3,994
                   15,000   International Homefoods, Inc.           Term B     NR+    Ba3      9/30/04   14,940      15,088
                    2,500   Mistic Beverage, Inc.                   Term B     NR+    NR+      6/01/04    2,488       2,513
                    2,500   Mistic Beverage, Inc.                   Term C     NR+    NR+      6/01/05    2,488       2,513
                    4,609   President Baking Co., Inc.              Term B     NR+    NR+      9/30/00    4,590       4,616
                    3,358   Rykoff-Sexton, Inc.                     Term B     BB-    Ba3     10/31/02    3,358       3,364
                    1,611   Rykoff-Sexton, Inc.                     Term C     BB-    Ba3      4/30/03    1,611       1,614
                    1,960   Select Beverages Inc.                   Term B     NR+    NR+      6/30/01    1,946       1,963
                    2,910   Select Beverages Inc.                   Term C     NR+    NR+      6/30/02    2,890       2,919
                    7,500   Snapple Beverage Corp.                  Term B     NR+    NR+      6/01/04    7,463       7,537
                    7,500   Snapple Beverage Corp.                  Term C     NR+    NR+      6/01/05    7,463       7,537
                   23,057   Specialty Foods Inc.                    Term B     NR+    B3       4/30/01   22,958      23,005
                    7,062   Van De Kamps Inc.                       Term B     NR+    Ba3      4/30/03    7,031       7,097
                    4,431   Van De Kamps Inc.                       Term C     NR+    Ba3      9/30/03    4,411       4,453
                    6,617   Volume Services                         Term B     NR+    B2      12/31/02    6,563       6,617
                    3,312   Volume Services                         Term C     NR+    B2      12/31/03    3,284       3,312
                    4,844   Windsor Quality Food                    Term B     NR+    NR+     12/31/02    4,823       4,783
                                                                                                      ---------   ---------
                            Total Food & Kindred Products                                               138,434     139,302
                                                                                                      =========   =========

Funeral Homes &    15,448   Loewen Group Inc.                       Revolving
Parlors -- 1.3%                                                     Credit     NR+    Ba1      5/29/01   15,448      15,410
                   14,833   Prime Succession International Group    Axel A     BB-    NR+      8/01/03   14,784      15,019
                    6,907   Rose Hills Acquisition Corp.            Axel A     BB     NR+     12/01/03    6,891       7,010
                                                                                                      ---------   ---------
                            Total Funeral Homes & Parlors                                                37,123      37,439
                                                                                                      =========   =========

Furniture &         9,978   Lifestyle Furnishings International
Fixtures -- 0.3%            Ltd.                                    Term       NR+    Ba2      6/27/07    9,978      10,028
                                                                                                      ---------   ---------
                            Total Furniture & Fixtures                                                    9,978      10,028
                                                                                                      =========   =========

General             8,458   CSK Auto Inc.                           Term       NR+    Ba3     10/31/03    8,409       8,513
Merchandise         1,000   Kmart Corp.                             Revolving
Stores -- 0.7%                                                      Credit     BB+    B1       1/06/00    1,000         999
                    1,938   Music Acquisition                       Term B     NR+    NR+      8/31/01    1,912       1,288
                    7,500   Music Acquisition                       Term C     NR+    NR+      8/31/02    7,400       4,988
                    5,000   Sneaker Stadium                         Term       NR+    NR+     12/31/02    5,000       5,000
                                                                                                      ---------   ---------
                            Total General Merchandise Stores                                             23,721      20,788
                                                                                                      =========   =========

Grocery -- 1.6%    10,400   Big V Supermarkets Inc.                 Term B     NR+    NR+      3/15/00   10,326      10,296
                    3,120   Bruno's, Inc.                           Revolving
                                                                    Credit     NR+    B1       6/02/03    3,120       3,038
                    4,000   Bruno's, Inc.                           Term B     NR+    B1       6/02/05    3,990       3,980
                      806   Carr Gottstein Foods Co.                Revolving
                                                                    Credit     NR+    NR+      6/30/01      806         806
                    2,499   Carr Gottstein Foods Co.                Term A     NR+    B1       6/30/01    2,503       2,509
                    3,546   Carr Gottstein Foods Co.                Term B     NR+    B1      12/31/02    3,553       3,572


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                        August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                                   (in Thousands)

                     Face                                           Loan         S&P  Moody's   Stated               Value
Industries          Amount            Borrower                      Type       Rating Rating   Maturity    Cost     (Note 1a)
Grocery             2,971   Ralph's Grocery Company                 Revolving
(concluded)                                                         Credit     NR+    Ba3      2/15/03    2,971       2,964
                    4,952   Ralph's Grocery Company                 Term A     NR+    Ba3      2/15/03    4,941       4,969
                    6,983   Ralph's Grocery Company                 Term B     NR+    Ba3      2/15/04    6,974       7,044
                    4,184   Star Markets Co., Inc.                  Term B     NR+    Ba3     12/31/01    4,170       4,174
                    3,132   Star Markets Co., Inc.                  Term C     NR+    Ba3     12/31/02    3,120       3,120
                                                                                                      ---------   ---------
                            Total Grocery                                                                46,474      46,472
                                                                                                      =========   =========

Health             16,212   Community Health Systems, Inc.          Term B     NR+    NR+     12/31/03   16,140      16,263
Services -- 5.9%   16,212   Community Health Systems, Inc.          Term C     NR+    NR+     12/31/04   16,139      16,263
                   12,205   Community Health Systems, Inc.          Term D     NR+    NR+     12/31/05   12,149      12,259
                    5,001   Corning/Quest                           Term A     NR+    NR+     12/06/02    4,989       5,007
                    3,252   Dade International, Inc.                Term B     NR+    B1      12/31/02    3,235       3,256
                    3,252   Dade International, Inc.                Term C     NR+    B1      12/31/03    3,235       3,256
                    3,433   Dade International, Inc.                Term D     NR+    B1      12/31/04    3,413       3,451
                    7,500   Endo Pharmaceuticals                    Term B     NR+    NR+      6/30/04    7,485       7,533
                    5,000   FPA Medical Management, Inc.            Term       NR+    NR+      9/30/01    4,993       5,000
                    8,069   Horizons/CMS                            Revolving
                                                                    Credit     NR+    NR+      3/31/03    8,069       8,067
                    2,447   Imed Corp. (Alaris)                     Term B     BB-    B1      11/30/03    2,441       2,472
                    2,447   Imed Corp. (Alaris)                     Term C     BB-    B1      11/30/04    2,441       2,473
                    2,303   Imed Corp. (Alaris)                     Term D     BB-    B1      11/30/05    2,297       2,327
                    9,905   MEDIQ, Inc.                             Term B     B+     NR+      9/30/04    9,850       9,911
                   13,009   Medical Specialties                     Axel       NR+    NR+      6/30/04   12,935      12,977
                    4,786   Medical Specialties                     Term       NR+    NR+      6/30/01    4,762       4,774
                    6,491   Merit Behavioral Care Corp.             Term A     NR+    B2       6/01/03    6,451       6,485
                   15,849   Merit Behavioral Care Corp.             Term B     NR+    B2       4/06/02   15,783      15,893
                   35,000   National Medical Care Inc.              Term       BB     Ba1      9/30/03   34,888      34,869
                    5,000   Prime Medical Services, Inc.            Term B     NR+    NR+      4/30/03    4,982       5,005
                                                                                                      ---------   ---------
                            Total Health Services                                                       176,677     177,541
                                                                                                      =========   =========

Hotels &            3,125   Capstar Hotel Company                   Term B     NR+    NR+      6/30/04    3,125       3,142
Motels -- 0.8%      5,130   Doubletree Corporation                  Term B     NR+    NR+      5/15/04    5,112       5,159
                    2,424   Westin Hotels Ltd.                      Revolving
                                                                    Credit     NR+    NR+      2/08/02    2,424       2,429
                   13,576   Westin Hotels Ltd.                      Term       NR+    NR+      2/08/02   13,544      13,601
                                                                                                      ---------   ---------
                            Total Hotels & Motels                                                        24,205      24,331
                                                                                                      =========   =========

Industrial          8,955   Elis/Omni                               Axel       NR+    NR+     10/30/05    8,944       9,179
Services -- 0.3%                                                                                      ---------   ---------
                            Total Industrial Services                                                     8,944       9,179
                                                                                                      =========   =========

Leasing & Rental    2,978   Brand Scaffold                          Term B     NR+    NR+      9/30/03    2,964       2,987
Services -- 0.6%    1,985   Brand Scaffold                          Term C     NR+    NR+      9/30/04    1,975       1,993
                   12,959   Coinmachine Corp.                       Term B     NR+    NR+      6/30/04   12,923      13,056
                                                                                                      ---------   ---------
                            Total Leasing & Rental Services                                              17,862      18,036
                                                                                                      =========   =========

Manufacturing --   10,386   Calmar Inc.                             Axel A     NR+    B1       9/15/03   10,344      10,374
2.0%                7,790   Calmar Inc.                             Axel B     NR+    B1       3/15/04    7,757       7,809
                   10,000   Polyfibron Technologies                 Term B     NR+    NR+     12/28/03   10,000      10,000
                    2,757   Rayovac Corp.                           Term B     NR+    Ba3      9/30/03    2,751       2,776
                    2,757   Rayovac Corp.                           Term C     NR+    Ba3      9/30/04    2,751       2,779
                    5,000   Russell Stanley                         Term B     NR+    NR+      6/30/05    4,981       5,050



Merrill Lynch Senior Floating Rate Fund, Inc.                                                                        August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                                   (in Thousands)

                     Face                                           Loan         S&P  Moody's   Stated               Value
Industries          Amount            Borrower                      Type       Rating Rating   Maturity    Cost     (Note 1a)
Manufacturing         701   Trans Technology Corp.                  Revolving
(concluded)                                                         Credit     NR+    NR+      3/31/02      701         698
                    1,715   Trans Technology Corp.                  Term A     NR+    NR+      3/31/02    1,715       1,715
                   14,400   Trans Technology Corp.                  Term B     NR+    NR+      6/30/02   14,282      14,418
                    1,277   Walls Industries                        Term B     NR+    NR+      2/28/05    1,277       1,277
                    1,723   Walls Industries                        Term C     NR+    NR+      2/28/06    1,723       1,723
                                                                                                      ---------   ---------
                            Total Manufacturing                                                          58,282      58,619
                                                                                                      =========   =========

Measuring,          9,331   CHF/Ebel USA Inc.                       Term B     NR+    NR+      9/30/01    9,331       9,331
Analyzing &        10,840   Graphic Controls Corp.                  Term B     NR+    B1       9/28/03   10,794      10,867
Controlling         5,000   Packard Bioscience Co.                  Term       NR+    Ba3      3/31/03    4,982       5,013
Instruments --
0.8%                                                                                                  ---------   ---------
                            Total Measuring, Analyzing & Controlling Instruments                         25,107      25,211
                                                                                                      =========   =========

Metals &            5,059   Adience, Inc.                           Term B     NR+    NR+      4/15/05    5,040       5,084
Mining -- 1.2%      4,767   Alliance Coal                           Term B     NR+    B1      12/31/02    4,746       4,770
                    4,955   Anker Coal Group, Inc.                  Term B     NR+    NR+      6/30/04    4,952       4,943
                    2,192   Centennial Resources                    Term A     NR+    NR+      3/31/02    2,172       2,181
                    5,163   Centennial Resources                    Term B     NR+    NR+     12/31/03    5,114       5,151
                    2,400   Northwestern Steel & Mining             Revolving
                                                                    Credit     NR+    B2      12/31/00    2,400       2,400
                   10,171   UCAR International Inc.                 Term B     NR+    Ba2     12/31/02   10,162      10,179
                                                                                                      ---------   ---------
                            Total Metals & Mining                                                        34,586      34,708
                                                                                                      =========   =========

Packaging --        7,875   IPC, Inc.                               Term       NR+    B1       9/30/01    7,853       7,895
0.7%                2,716   Mail-Well, Inc./Supremex                Term A     NR+    Ba2      3/31/03    2,713       2,709
                    3,870   Mail-Well, Inc./Supremex                Term A     NR+    Ba3      3/31/03    3,866       3,867
                    1,207   Mail-Well, Inc./Supremex                Term B     NR+    Ba2      7/31/03    1,207       1,204
                    1,941   Silgan Corp.                            Revolving
                                                                    Credit     NR+    Ba2     12/31/03    1,941       1,937
                    2,813   Silgan Corp.                            Term A     NR+    Ba2     12/31/03    2,812       2,807
                                                                                                      ---------   ---------
                            Total Packaging                                                              20,392      20,419
                                                                                                      =========   =========

Paper -- 9.4%       4,764   Crown Paper Co.                         Term B     BB     Ba3      8/22/03    4,715       4,794
                      828   Jefferson Smurfit Company/              Revolving
                            Container Corp. of America              Credit     BB     Ba3      4/30/01      828         826
                   24,191   Jefferson Smurfit Company/
                            Container Corp. of America              Term A     BB     Ba3      4/30/01   24,135      24,214
                    6,564   Jefferson Smurfit Company/
                            Container Corp. of America              Term B     BB     Ba3      4/30/01    6,558       6,621
                   47,905   Jefferson Smurfit Company/
                            Container Corp. of America              Term B     BB     Ba3      4/30/02   47,840      48,324
                   12,776   Jefferson Smurfit Company/
                            Container Corp. of America              Term C     BB     Ba3     10/31/02   12,749      12,888
                    5,620   Riverwood International Corp.           Term A     B+     B1       2/28/03    5,451       5,634
                   63,415   Riverwood International Corp.           Term B     B+     B1       2/28/04   62,591      63,930
                   24,368   Riverwood International Corp.           Term C     B+     B1       8/28/04   24,046      24,566
                    1,147   S.D. Warren Co.                         Term A     NR+    Ba2     12/31/01    1,147       1,149
                   19,301   S.D. Warren Co.                         Term B     NR+    Ba2      6/30/02   19,261      19,373
                    2,423   St. Laurent Paperboard, Inc.            Term B     NR+    NR+      5/31/03    2,416       2,453
                    2,577   St. Laurent Paperboard, Inc.            Term C     NR+    NR+      5/31/04    2,570       2,610
                   13,930   Stone Container Corp.                   Term B     NR+    Ba3      4/01/00   13,833      14,043



Merrill Lynch Senior Floating Rate Fund, Inc.                                                                        August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                                   (in Thousands)

                     Face                                           Loan         S&P  Moody's   Stated               Value
Industries          Amount            Borrower                      Type       Rating Rating   Maturity    Cost     (Note 1a)
Paper              20,117   Stone Container Corp.                   Term C     NR+    Ba3      4/01/00   20,091      20,287
(concluded)        20,000   Stone Container Corp.                   Term E     NR+    Ba3     10/01/03   20,119      20,200
                    9,451   Stronghaven                             Term B     NR+    NR+      5/15/04    9,407       9,475
                                                                                                      ---------   ---------
                            Total Paper                                                                 277,757     281,387
                                                                                                      =========   =========

Printing &          7,187   Advanstar Communications                Term B     NR+    NR+     12/21/03    7,148       7,178
Publishing --      21,097   American Media                          Term B     BB-    Ba2      9/30/02   21,028      21,071
3.9%                8,789   Garden State Newspapers, Inc.           Revolving
                                                                    Credit 'A' NR+    NR+      6/30/03    8,789       8,773
                    1,740   Garden State Newspapers, Inc.           Term A     NR+    NR+      3/31/04    1,737       1,737
                    4,000   Garden State Newspapers, Inc.           Term B     NR+    NR+      3/31/04    3,985       3,992
                    8,762   Journal News Co.                        Term       NR+    NR+     12/31/01    8,746       8,751
                    2,948   K-III Communications Corp.              Revolving
                                                                    Credit     NR+    Ba3     12/31/00    2,948       2,931
                   12,620   K-III Communications Corp.              Revolving
                                                                    Credit 'A' NR+    Ba3     12/31/00   12,620      12,549
                    5,000   K-III Communications Corp.              Revolving
                                                                    Credit 'C' NR+    Ba3     12/31/00    5,000       4,972
                    6,000   K-III Communications Corp.              Term       NR+    Ba3      6/30/04    5,995       5,974
                   10,000   Morris Communications                   Term B     NR+    NR+      6/30/05    9,981      10,000
                   14,000   Newsquest Capital PLC                   Term 2     NR+    NR+     12/31/04   13,934      14,017
                    6,213   Petersen Publishing Co.                 Term 3     B+     B1       9/30/04    6,191       6,228
                    3,571   Von Hoffmann Press Inc.                 Term B     NR+    B1       5/22/05    3,563       3,603
                    3,571   Von Hoffmann Press Inc.                 Term C     NR+    B1       5/22/06    3,563       3,603
                                                                                                      ---------   ---------
                            Total Printing & Publishing                                                 115,228     115,379
                                                                                                      =========   =========

Rendering -- 0.2%   4,956   CBP Resources Inc.                      Term B     NR+    NR+      9/30/03    4,924       4,943
                                                                                                      ---------   ---------
                            Total Rendering                                                               4,924       4,943
                                                                                                      =========   =========

Restaurants -- 0.1% 4,000   AFC Enterprises                         Term       NR+    Ba3      6/30/02    3,981       4,005
                                                                                                      ---------   ---------
                            Total Restaurants                                                             3,981       4,005
                                                                                                      =========   =========

Retail -- 0.1%      2,500   Murray's Discount Auto Stores           Term       NR+    NR+      6/30/03    2,500       2,500
                                                                                                      ---------   ---------
                            Total Retail                                                                  2,500       2,500
                                                                                                      =========   =========

Telephone           8,000   Arch Communications Group, Inc.         Term B     NR+    B1      12/31/03    7,972       7,975
Communications --   8,368   MobileMedia Corp.                       Term A     NR+    Caa      6/30/02    8,339       7,447
5.5%                1,667   MobileMedia Corp.                       Term B1    NR+    Caa      6/30/02    1,667       1,485
                    8,000   MobileMedia Corp.                       Term B2    NR+    Caa      6/30/03    7,980       7,130
                    1,989   Nextel Communications, Inc.             Revolving
                                                                    Credit     NR+    B1       3/31/03    1,989       1,970
                   10,348   Nextel Communications, Inc.             Revolving
                                                                    Credit 'B' NR+    B1       3/31/03   10,348      10,248
                    8,427   Nextel Communications, Inc.             Term C     NR+    B1       3/31/03    8,295       8,391
                   35,000   Nextel Communications, Inc.             Term D     NR+    B1       6/30/03   34,404      35,339
                   17,888   Paging Network Inc.                     Revolving
                                                                    Credit     NR+    Ba3     12/31/04   17,888      17,636
                    4,821   Shared Technologies Cellular, Inc.      Term B     NR+    B1       3/31/03    4,796       4,828
                   25,000   Sprint Spectrum L.P./Nortel             Term       NR+    B1       6/29/01   24,918      25,125
                   17,775   Sprint Spectrum L.P.                    Term 1     NR+    B1       7/04/05   17,636      17,875
                   17,776   Sprint Spectrum L.P.                    Term 2     NR+    B1       7/04/05   17,634      17,875
                                                                                                      ---------   ---------
                            Total Telephone Communications                                              163,866     163,324
                                                                                                      =========   =========


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                        August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                                   (in Thousands)

                    Face                                              Loan       S&P     Moody's   Stated                Value
Industries         Amount         Borrower                            Type     Rating    Rating   Maturity    Cost     (Note 1a)


Textiles/Mill       4,267   Ithaca Industries, Inc.                 Revolving
Products --                                                         Credit     NR+       NR+      8/31/99      4,267       4,245
0.7%               12,237   Ithaca Industries, Inc.                 Term       NR+       NR+      8/31/99     12,202      12,176
                    3,289   Joan Fabrics                            Term B     NR+       NR+      6/30/05      3,285       3,328
                    1,711   Joan Fabrics                            Term C     NR+       NR+      6/30/06      1,708       1,731
                                                                                                           ---------   ---------
                            Total Textiles/Mill Products                                                      21,462      21,480
                                                                                                           =========   =========

Transportation     28,107  Atlas Air, Inc.                          Revolving
Services -- 1.8%                                                    Credit     NR+       NR+      6/30/98     28,107      28,142
                   10,000  Atlas Freight                            Term       NR+       NR+      5/29/04      9,976      10,031
                    7,469  International Logistics                  Term B     NR+       NR+     12/31/03      7,435       7,455
                    3,333  Petro Stopping Centers                   Term B     BB-       Ba3     12/31/03      3,325       3,327
                    3,994  Travel Centers                           Term B     NR+       B2       3/27/05      3,979       4,021
                                                                                                           ---------   ---------
                           Total Transportation Services                                                      52,822      52,976
                                                                                                           =========   =========

Waste              11,000  American Disposal Services, Inc.         Term       NR+       NR+      5/31/04     10,984      11,014
Management --       2,500  Laidlaw Environmental Services, Inc.     Term B     NR+       NR+      5/15/05      2,494       2,547
0.5%                2,500  Laidlaw Environmental Services, Inc.     Term C     NR+       NR+      5/15/04      2,494       2,548
                                                                                                           ---------   ---------
                           Total Waste Management                                                             15,972      16,109
                                                                                                           =========   =========
                           Total Senior Secured Floating Rate Loan Securities -- 82.7%                     2,466,848   2,474,278
                                                                                                           =========   =========

                    Shares
                     Held                              Equity Investments
Cable TV                1  Classic Cable, Inc. (Warrants) (a)                                                      0           0
Services -- 0.0%
Drilling -- 0.0%       12  Rigco North America (Warrants) (a)                                                      0           0
Restaurants -- 0.0%    44  Flagstar Companies, Inc.                                                                0          12
                                                                                                           ---------   ---------
                           Total Equity Investments -- 0.0%                                                        0          12
                                                                                                           =========   =========
                           Total Long-Term Investments -- 82.7%                                            2,466,848   2,474,290
                                                                                                           =========   =========


                                                    Short-Term Investments
Commercial                 Countrywide Home Loans, Inc. ($14,000 par, maturing 9/18/1997, yielding
Paper** -- 14.2%           5.52%)                                                                             13,966      13,966
                           GTE Funding Inc. ($48,000 par, maturing 10/06/1997, yielding 5.50%)                47,751      47,751
                           General Motors Acceptance Corp. ($57,368 par, maturing 9/02/1997, yielding
                           5.69%)                                                                             57,368      57,368
                           Goldman Sachs Group ($50,000 par, maturing 9/16/1997, yielding 5.53%)              49,892      49,892
                           Goldman Sachs Group ($26,000 par, maturing 9/18/1997, yielding 5.52%)              25,936      25,936
                           Morgan (J.P.) & Company, Inc. ($37,870 par, maturing 9/08/1997, yielding
                           5.49%)                                                                             37,835      37,835
                           Morgan Stanley Group, Inc. ($50,000 par, maturing 10/07/1997, yielding
                           5.50%)                                                                             49,732      49,732
                           National Fleet Funding Corp. ($15,275 par, maturing 9/11/1997, yielding
                           5.53%)                                                                             15,254      15,254
                           Riverwoods Funding Corp. ($50,000 par, maturing 9/02/1997, yielding 5.50%)         50,000      50,000
                           Xerox Corp. ($32,000 par, maturing 9/10/1997, yielding 5.50%)                      31,961      31,961
                           Xerox Corp. ($46,000 par, maturing 9/23/1997, yielding 5.48%)                      45,853      45,853
                                                                                                          ----------  ----------
                           Total Commercial Paper                                                            425,548     425,548
                                                                                                          ==========  ==========


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                        August 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                                                                                   (in Thousands)

                                                  Short-Term Investments

US Government Agency       Federal Home Loan Mortgage Corporation ($20,000 par, maturing 9/05/1997,
Obligations** -- 2.4%      yielding 5.46%)                                                                    19,991      19,991
                           Federal Home Loan Mortgage Corporation
                           ($50,000 par, maturing 9/12/1997, yielding 5.41%)                                  49,925      49,925
                                                                                                          ----------  ----------
                            Total US Government Agency Obligations                                            69,916      69,916
                                                                                                          ==========  ==========

                            Total Short-Term Investments -- 16.6%                                            495,464     495,464
                                                                                                          ==========  ==========

                            Total Investments -- 99.3%                                                    $2,962,312   2,969,754
                                                                                                          ==========  ==========
                                                                                                                          22,036
                                                                                                                      ----------
                            Other Assets Less Liabilities -- 0.7%                                                     $2,991,790
                                                                                                                      ==========
                            Net Assets -- 100.0%


(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and numbers of shares are subject to adjustment under certain conditions until expiration date.

 +  Not Rated.

 * The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at August 31, 1997.

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                        August 31, 1997



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1997

Assets:               Investments, at value (identified cost -- $2,962,312,311) (Note 1b)                            $2,969,754,258
                      Cash                                                                                                3,333,212
                      Receivables:
                      Interest                                                                         $23,156,172
                      Capital shares sold                                                                6,864,898
                      Principal paydowns                                                                 1,323,008
                      Commitment fees                                                                      407,651       31,751,729
                                                                                                       -----------
                      Prepaid registration fees and other assets (Note 1f)                                                2,827,494
                                                                                                                     --------------
                      Total assets                                                                                    3,007,666,693
                                                                                                                     --------------

Liabilities:          Payables:
                      Securities purchased                                                               5,040,176
                      Dividends to shareholders (Note 1g)                                                3,944,807
                      Investment adviser (Note 2)                                                        2,458,075
                      Administrator (Note 2)                                                               646,862
                      Interest expense (Note 6)                                                            256,210       12,346,130
                                                                                                       -----------
                      Deferred income (Note 1e)                                                                           2,620,628
                      Accrued expenses and other liabilities.                                                               910,294
                                                                                                                     --------------
                      Total liabilities                                                                                  15,877,052
                                                                                                                     --------------

Net Assets:           Net assets                                                                                     $2,991,789,641
                                                                                                                     ==============

Net Assets            Common Stock, par value $0.10 per share; 1,000,000,000 shares
Consist of:           authorized                                                                                        $29,871,117
                      Paid-in capital in excess of par                                                                2,960,840,225
                      Accumulated realized capital losses on investments -- net (Note 7)                                 (6,363,648)
                      Unrealized appreciation on investments -- net                                                       7,441,947
                                                                                                                     --------------
                      Net Assets -- Equivalent to $10.02 per share based on 298,711,170
                      shares of capital stock outstanding                                                            $2,991,789,641
                                                                                                                     ==============

                      See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                       August 31, 1997

FINANCIAL INFORMATION (continued)

Statement of Operations                                                                                          For the Year Ended
                                                                                                                    August 31, 1997

Investment Income     Interest and discount earned                                                                     $231,932,345
(Note 1e):            Facility and other fees                                                                             2,570,817
                                                                                                                       ------------
                      Total income                                                                                      234,503,162
                                                                                                                       ------------
Expenses:             Investment advisory fees (Note 2)                                                $27,674,808
                      Administrative fees (Note 2)                                                       7,282,844
                      Transfer agent fees (Note 2)                                                       1,688,406
                      Professional fees                                                                    595,135
                      Accounting services (Note 2)                                                         373,370
                      Custodian fees                                                                       300,414
                      Loan interest expense (Note 6)                                                       256,210
                      Tender offer costs                                                                   189,018
                      Printing and shareholder reports                                                     152,575
                      Borrowing costs (Note 6)                                                              74,125
                      Registration fees (Note 1f)                                                           66,689
                      Directors' fees and expenses                                                          48,329
                      Other                                                                                 42,802
                                                                                                       -----------
                      Total expenses                                                                                     38,744,725
                                                                                                                       ------------
                      Investment income -- net                                                                          195,758,437
                                                                                                                       ------------

Realized &            Realized gain on investments -- net                                                                 1,494,764
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                             6,060,630
Investments -- Net                                                                                                     ------------
(Notes 1c, 1e & 3):   Net Increase in Net Assets Resulting from Operations                                             $203,313,831
                                                                                                                       ============

                      See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                       August 31, 1997

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                       For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                                         1997            1996
Operations:           Investment income -- net                                                         $195,758,437    $178,696,222
                      Realized gain (loss) on investments -- net                                          1,494,764      (8,718,939)
                      Change in unrealized appreciation/depreciation on
                      investments -- net.                                                                 6,060,630       1,207,962
                                                                                                     --------------  --------------
                      Net increase in net assets resulting from operations                              203,313,831     171,185,245
                                                                                                     --------------  --------------

Dividends to           Investment income -- net                                                        (195,758,437)   (178,696,222)
                                                                                                     --------------  --------------
(Note 1g):             Net decrease in net assets resulting from dividends to shareholders             (195,758,437)   (178,696,222)
                                                                                                     --------------  --------------

Capital Share          Net increase in net assets resulting from capital share transactions              38,706,901     789,568,710
                                                                                                     --------------  --------------
(Note 4):

Net Assets:            Total increase in net assets                                                      46,262,295     782,057,733
                       Beginning of year                                                              2,945,527,346   2,163,469,613
                                                                                                     --------------  --------------
                       End of year                                                                   $2,991,789,641  $2,945,527,346
                                                                                                     ==============  ==============

                       See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                       August 31, 1997

FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                                  For the Year Ended
                                                                                                                     August 31, 1997

Cash Provided by       Net increase in net assets resulting from operations                                            $203,313,831
Operating Activities:  Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                       Increase in receivables                                                                           (5,855,760)
                       Increase in other assets                                                                          (1,147,020)
                       Decrease in other liabilities                                                                     (2,250,790)
                       Realized and unrealized gain on investments -- net                                                (7,555,394)
                       Amortization of discount                                                                         (27,355,717)
                                                                                                                   ----------------
                       Net cash provided by operating activities                                                        159,149,150
                                                                                                                   ----------------

Cash Provided by       Proceeds from principal payments and sales of loan interests                                   1,961,516,374
Investing Activities:  Purchases of loan interests                                                                   (2,268,240,139)
                       Purchases of short-term investments                                                          (21,312,835,470)
                       Proceeds from sales and maturities of short-term investments                                  21,621,740,112
                                                                                                                   ----------------
                       Net cash provided by investing activities                                                          2,180,877
                                                                                                                   ----------------

Cash Used for          Cash receipts from borrowings                                                                     50,000,000
Financing Activities:  Cash payments from borrowings                                                                    (50,000,000)
                       Cash receipts on capital shares sold                                                             426,269,518
                       Cash payments on capital shares tendered                                                        (486,786,078)
                       Dividends paid to shareholders                                                                  (100,140,743)
                                                                                                                   ----------------
                       Net cash used for financing activities                                                          (160,657,303)
                                                                                                                   ----------------

Cash:                  Net increase in cash                                                                                 672,724
                       Cash at beginning of year                                                                          2,660,488
                                                                                                                   ----------------
                       Cash at end of year                                                                               $3,333,212
                                                                                                                   ================

Non-Cash               Capital shares issued in reinvestment of dividends paid to shareholders                          $95,204,864
Financing Activities:                                                                                              ================

                       See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                       August 31, 1997

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                For the Year Ended August 31,
                                                                      1997        1996        1995       1994        1993
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year               $9.99      $10.02      $10.02      $10.02       $9.99
Operating                                                          --------    --------    --------    --------    --------
Performance:         Investment income -- net                           .68         .66         .75         .59         .53
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .03        (.03)         --+         --+        .03
                                                                   --------    --------    --------    --------    --------
                     Total from investment operations                   .71         .63         .75         .59         .56
                                                                   --------    --------    --------    --------    --------
                     Less dividends from investment income -- net      (.68)       (.66)       (.75)       (.59)       (.53)
                                                                   --------    --------    --------    --------    --------
                     Net asset value, end of year                    $10.02       $9.99      $10.02      $10.02      $10.02
                                                                   ========    ========    ========    ========    ========

Total Investment     Based on net asset value per share                7.23%      6.53%       7.68%       5.94%       5.74%
Return:*                                                           ========    ========    ========    ========    ========

Ratio to Average     Expenses, excluding interest expense              1.32%         --          --          --          --
Net Assets:                                                        ========    ========    ========    ========    ========
                     Expenses                                          1.33%       1.34%       1.34%       1.43%       1.47%
                                                                   ========    ========    ========    ========    ========
                     Investment income -- net                          6.72%       6.54%       7.45%       5.75%       5.27%
                                                                   ========    ========    ========    ========    ========

Leverage:            Amount of borrowings (in thousands)                 --          --          --          --          --
                                                                   ========    ========    ========    ========    ========
                     Average amount of borrowings outstanding
                     during the period (in thousands)                $4,409          --          --          --          --
                                                                   ========    ========    ========    ========    ========
                     Average amount of borrowings outstanding
                     per share during the period                       $.02          --          --          --          --
                                                                   ========    ========    ========    ========    ========

Supplemental         Net assets, end of year (in millions)           $2,992      $2,946      $2,163        $934        $713
Data:                                                              ========    ========    ========    ========    ========
                     Portfolio turnover                               74.00%      80.20%      55.23%      61.31%      90.36%
                                                                   ========    ========    ========    ========    ========

* Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

+ Amount is less than $.01 per share.

  See Notes to Financial Statements.

Merrill Lynch Senior Floating Rate Fund, Inc.           August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company.

(a) Loan participation interests -- The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at August 31, 1997 could be considered to be concentrated in commercial banking.

(b) Valuation of investments -- The Loan Interests will be valued in accordance with guidelines established by the Fund's Board of Directors. Under the Fund's current guidelines, Loan Interests will be valued at the average of the mean between the bid and asked quotes received from one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Merrill Lynch Senior Floating Rate Fund, Inc.           August 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory and Administrative Services Agreement and
Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 1997, Merrill Lynch Funds Distributor, Inc. ("MLFD") earned early withdrawal charges of $4,868,307 relating to the tender of the Fund's shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

The Fund's credit facility is currently provided by Merrill Lynch
International Bank Limited, an affiliate of MLAM (see Note 6).

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $2,273,069,862 and $1,962,839,382, respectively.

Net realized and unrealized gains as of August 31, 1997 were as follows:

                                   Realized          Unrealized
                                    Gains               Gains

Long-term investments            $1,487,434          $7,441,947
Short-term investments                7,330                  --
                                -----------         -----------
Total                            $1,494,764          $7,441,947
                                ===========         ===========

As of August 31, 1997, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $7,441,947, of which $14,800,526 is related to appreciated securities and $7,358,579 is related to depreciated securities. The aggregate cost of investments at August 31, 1997 for Federal income tax purposes was $2,962,312,311.

4. Capital Share Transactions:

Transactions in capital shares were as follows:

For the Year Ended                                     Dollar
August 31, 1997                     Shares             Amount

Shares sold                      43,063,467        $430,288,115
Shares issued to share-
holders in reinvestment
of dividends                      9,529,624          95,204,864
                              -------------       -------------
Total issued                     52,593,091         525,492,979
Shares tendered                 (48,731,298)       (486,786,078)
                              -------------       -------------
Net increase                      3,861,793         $38,706,901
                              =============       =============

For the Year Ended                                     Dollar
August 31, 1996                     Shares             Amount

Shares sold                      97,262,448        $973,004,146
Shares issued to share-
holders in reinvestment
of dividends                      9,032,914          90,287,773
                              -------------       -------------
Total issued                    106,295,362       1,063,291,919
Shares tendered                 (27,418,447)       (273,723,209)
                              -------------       -------------
Net increase                     78,876,915        $789,568,710
                              =============       =============

Merrill Lynch Senior Floating Rate Fund, Inc.           August 31, 1997

5. Unfunded Loan Interests:

As of August 31, 1997, the Fund had unfunded loan commitments of $342,215,631, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                    Unfunded
                                                   Commitment
Borrower                                         (in thousands)

AFC Enterprises                                     $10,000
AMF Group, Inc.                                         383
Alliance Gaming Corp.                                15,000
American Radio Systems Corp.                          4,407
Ameriserve Financial Corp.                            3,288
Arch Communications Group, Inc.                       3,125
Aztar Corporation                                     1,738
Bruno's, Inc.                                         1,947
Capstar Hotel Company                                 3,125
Carr Gottstein Foods Co.                              2,294
Chancellor Broadcasting Inc.                         12,569
Continental Airlines, Inc.                            6,400
Corning/Quest                                         1,667
Dal Tile International Inc.                           1,409
Del Monte Corp.                                       2,782
Dictaphone Corp.                                        328
E&S Holdings Corp.                                    2,287
Evergreen Media Corp.                                14,057
Fort Howard Corp.                                    11,409
Garden State Newspapers, Inc.                         1,421
HSC Holdings                                          5,131
Hedstrom Corp.                                        4,710
Horizons/CMS                                          1,813
Huntsman Corp.                                        9,581
IMO Industries, Inc.                                  3,813
International Homefoods, Inc.                         1,355
Ithaca Industries, Inc.                              12,216
Jefferson Smurfit Company/Container
Corp. of America                                      2,230
Johnstown America Industrial Inc.                     3,115
K-III Communications Corp.                            3,307
KSL Recreation Group, Inc.                            5,357
Kmart Corp.                                           9,000
Katz Media Corporation                                2,386
Kerastotes                                            7,022
Loewen Group Inc.                                    17,052
Marcus Cable Operating Co.                           10,369
Nextel Communications, Inc.                          17,090
Northwestern Steel & Mining                          12,600
Paging Network Inc.                                  16,446
Ralph's Grocery Company                               4,903
Riverwood International Corp.                         5,000
SC International Corp., Inc.                         18,000
S.D. Warren Co.                                       1,897
Silgan Corp.                                         16,197
Six Flags Entertainment Corp.                         1,787
Smith's Food & Drug Centers, Inc.                     3,273
Sprint Spectrum L.P.                                 15,000
Thermadyne Industries, Inc.                           7,510
Trans Technology Corp.                                1,422
UCAR International Inc.                               7,126
Viasystems Technologies, Inc.                         5,000
Whittaker Corporation                                   872
Worldcom Inc.                                        10,000

6. Short-Term Borrowings:

On June 13, 1997, the Fund extended its credit agreement with Merrill Lynch International Bank Limited, an affiliate of MLAM, through June 12, 1998. The agreement is a $100,000,000 credit facility bearing interest at the Federal Funds rate plus 0.25% and/or LIBOR plus 0.25%. For the year ended August 31, 1997, the maximum amount borrowed was $50,000,000, the average amount borrowed was approximately $4,409,000, and the daily weighted average interest rate was 5.81%. For the year ended August 31, 1997, facility and commitment fees aggregated approximately $74,125.

7. Capital Loss Carryforward:

At August 31, 1997, the Fund had a net capital loss carryforward of approximately $4,752,000, of which $1,471,000 expires in 2004 and $3,281,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

The Fund began a quarterly tender offer on September 23, 1997 which concludes on October 21, 1997.